AMENDMENT NO.1 AND WAIVER TO

                             PARTICIPATION AGREEMENT


                  AMENDMENT NO. 1 AND WAIVER TO PARTICIPATION AGREEMENT dated as of June 16, 1997 (the "Amendment") , among MUSICLAND RETAIL, INC., a Delaware corporation, as Lessee; FLEET NATIONAL , formerly known as SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly stated herein, but solely as owner Trustee; KLEINWORT BENSON LIMITED, a corporation organized under the laws of England, as Owner Participant, Lender and Agent; and THE LONG-TERM CREDIT BANK OF JAPAN, LTD. CHICAGO BRANCH, CREDIT LYONNAIS NEW YORK BRANCH, as successor to CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and THE FUJI BANK, LIMITED, as Lenders.


                                   WITNESSETH:


     WHEREAS, Lessee, Owner Trustee, Owner Participant, Agent and Lenders are parties to a certain Participation Agreement, dated as of March 31, 1994 (the "Participation Agreement',);

     WHEREAS,   the  parties  hereto  desire  to  consummate  the   transactions
contemplated hereby;

     NOW, THEREFORE,  in consideration of the mutual agreements herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto hereby agree as follows;

     Section 1. Definitions. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned thereto in Appendix A to the Participation Agreement for all purposes hereof.

     Section 2. Waiver. Subject to the terms and conditions set forth in Section 6 of this Amendment, the Agent and Lenders hereby waive any Loan Event of Default or Loan Default, and the Owner Trustee hereby waives any Lease Event of Default or Lease Default, which may have arisen from a breach of Section 5.10 of the Participation Agreement before the date hereof or from delivery of an audit report containing a "going concern" qualification for Guarantor's fiscal year ending December 31, 1996. On the Effective Date, the Owner Trustee shall release any funds remaining in the trust escrow to be dispersed to Lessee.

     Section 3. Amendments to Participation Agreement. Subject to the terms and conditions set forth in Section 6 of this Amendment, the Participation Agreement is hereby amended as follows:

     (a) Section 5.10 of the Participation Agreement is hereby amended and restated in its entirety as follows:

     "SECTION 5.10. Total Liabilities to Shareholder Equity. The Lessee shall not permit the ratio of Total Liabilities to Shareholder Equity of MSC as of the end of each fiscal year of MSC to be greater than 2.75 to 1.0, without giving effect to (a) Lessee's adoption of FASB 121 or (b) restructuring reserves for Lessee's fiscal year ending December 31, 1996 not to exceed $75 million and for Lessee's fiscal year ending December 31, 1997 not to exceed $20 million (but not more than $10 million of cash charges for Lessee's fiscal year ending December 31, 1997)."

     (b) The  following  text is inserted as Section  5.15 of the  Participation
Agreement:

     "SECTION 5.15. Other Information. The Lessee shall deliver to the Agent and the Lenders all information as and when provided to the Agent and Banks under the Credit Agreement."

     (c) Section 5.8(i) of the Participation Agreement is hereby amended by adding the following text after the word "Participants" at the end of such
Section:

     "and a "going concern" qualification for the fiscal years ending December 31, 1996 and December 31, 1997;"

     Section 4. Ratification. This Amendment is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Participation Agreement or any other Operative Document. The Participation Agreement as modified and amended by this Amendment is hereby ratified and confirmed in all respects.

     Section 5. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by certified or registered mail, by nationally recognized courier service or by hand, or by facsimile communication followed by such courier service delivery and any such notice shall become effective when received or when delivery is refused, and shall be directed to the Address of such Person. From time to time any party may designate a new Address for purposes of notice hereunder by notice to each of the other parties hereto.

Section 6. Effective Date.      This Amendment  shall become  effective upon
satisfaction of the following conditions on or before June 30, 1997 (the date of such satisfaction shall be the "Effective Date"):

     (a) Lessee, Owner Trustee, Owner Participant, Agent and each Lender shall have executed and delivered a counterpart of this Amendment.

     (b) Owner Trustee, Agent and each Lender shall have executed and delivered a counterpart of an Amendment No. 1 to the Loan Agreement, substantially in the form of Exhibit A attached hereto.

     (c)  Lessee  and  Owner   Trustee  shall  have  executed  and  delivered  a
counterpart of an Amendment No. 1 to the Lease Agreement, substantially in the form of Exhibit B attached hereto.

     (d) Guarantor shall have executed and delivered a counterpart of an Amendment No. 1 to the Guaranty, substantially in the form of Exhibit C attached hereto.

     (e) Agent shall have received a certificate from the corporate secretaries of each of Lessee and Guarantor in form and substance satisfactory to Agent and its counsel and certifying that (A) attached to such certificate are true and correct copies of resolutions of the applicable entity's board of directors authorizing the execution, delivery and performance of this Amendment and the documents and transactions contemplated herein and (B) the officers of such entity executing this Amendment and the other documents to be executed by such entity pursuant hereto are authorized to execute such documents on behalf of such entity.

     (f) Agent shall have received opinions of counsel for each of Lessee and Guarantor, in form and substance satisfactory to Agent and its counsel.

     (g) Lessee shall have prepaid a portion of the final rent under the Lease in an amount equal to $3,214,290, together with a partial payment of the next scheduled Basic Rent payment in an amount equal to $59,601.98, to be applied as a prepayment pursuant to clause third of Section 3.3(a) of the Loan Agreement.

     (h) Lessee shall have paid an amendment fee as Supplemental Rent in an amount equal to $167,411, which fee shall be irrevocable and fully earned upon payment.

     (i) Lessee shall have paid the fees and out-of-pocket costs and expenses of counsel for the Agent and the Owner Trustee incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

     (j) The Credit Agreement shall have been amended, in form and substance satisfactory to Agent and its counsel.

     Section 7. Representations and Warranties. The Lessee represents and warrants to each of the other parties hereto that:

     (a) The execution, delivery and performance by Lessee of this Amendment and those transactions and documents contemplated hereby to which Lessee is a party have been duly authorized by all necessary corporate action and each constitutes a legal, valid and binding obligation of Lessee enforceable against Lessee in accordance with its terms, except as the enforcement thereof may be subject to
(i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors, rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

     (b) Except as disclosed in MSC,s Form 10-K for the year ended December 31, 1996 or in MSC's Form 10-Q for the quarter ended March 31, 1997, each of Lessee's representations and warranties contained in the Operative Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

     (c) Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions and documents contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Lessee's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or
(iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Lessee is a party or by which Lessee or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof;

     (d) Since the Closing Date, no provisions of Lessee's certificate or articles of incorporation or by-laws have been amended or changed; and

     (e) After giving effect to this Amendment, no Loan Default, Loan Event of Default, Lease Default or Lease Event of Default has occurred and is continuing.

                  Section 8. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.




                                    IN WITNESS WHEREOF,  the parties hereto have
                  caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                               MUSICLAND RETAIL, INC., as Lessee



                                               By: Jack W. Eugster
                                               Title: Chairman, President & CEO



                                               FLEET NATIONAL BANK, not in its
                                               individual capacity except as
                                               expressly stated herein, but
                                               solely as owner Trustee



                                               By:

                                               Title:


                                               KLEINWORT  BENSON  LIMITED,   as
                                               Owner  Participant, Agent and
                                               Lender


                                               By:

                                               Title:

                                              THE  LONG-TERM  CREDIT  BANK OF
                                              JAPAN,  LTD.  CHICAGO, as Lender


                                              By:
                                              Title:


                                              CREDIT LYONNAIS NEW YORK
                                              BRANC:H, as successor to CREDIT
                                              LYONNAIS CAYMAN ISLAND BRANCH, as
                                              Lender

                                              By:
                                              Title:


                                              THE FUJI BANK, LIMITED, as Lender


                                              By:
                                              Title:





                                            IN  WITNESS  WHEREOF,   the  parties
                           hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                               MUSICLAND RETAIL, INC., as Lessee


                                               By:
                                               Title:

                                               FLEET NATIONAL BANK, not in its
                                               individual capacity except as
                                               expressly stated but solely as
                                               Owner Trustee


                                               By:
                                               Title:           Vice President



                                               KLEINWORT BENSON LIMITED, as
                                               Owner Participant, Agent and
                                               Lender

                                               By:
                                               Title:



                                               THE LONG-TERM CREDIT BANK OF
                                               JAPAN,LTD. CHICAGO BRANCH, as
                                               Lender


                                               By:
                                               Title:



                                               CREDIT LYONNAIS NEW YORK BRANCH,
                                               as successor to CREDIT LYONNAIS
                                               CAYMAN ISLAND BRANCH, as Lender


                                               By:
                                               Title:


                                               THE FUJI BANK, LIMITED, as Lender


                                               By:
                                               Title:

                                    IN WITNESS WHEREOF,  the parties hereto have
                  caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written-

                                               MUSICLAND RETAIL, INC., as Lessee

                                               By:
                                               Title:


                                               FLEET  NATIONAL  BANK, not in its
                                               individual   capacity  except  as
                                               expressly   stated  herein,   but
                                               solely as Owner Trustee

                                               By:
                                               Title:


                                               KLEINWORT BENSON LIMITED,as Owner
                                               Participart, Agent and Lender

                                               By:
                                               Title:


                                               THE LONG-TERM CREDIT BANK OF
                                               JAPAN,LTD., CHICAGO BRANCH, as
                                               Lender

                                               By:
                                               Title:


                                               CREDIT LYONNAIS NEW YORK BRANCH,
                                               as successor to CREDIT LYONNAIS
                                               CAYMAN ISLAND BRANCH, as Lender

                                               By:
                                               Title:



                                              (8)

                                               THE FUJI BANK, LIMITED, as Lender

                                               By:
                                               Title:






                                    IN WITNESS WHEREOF,  the parties hereto have
                           caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                               MUSICLAND RETAIL, INC., as Lessee

                                               By:
                                               Title:


                                               FLEET  NATIONAL  BANK, not in its
                                               individual   capacity  except  as
                                               expressly   stated  herein,   but
                                               solely as Owner Trustee

                                               By:
                                               Title:


                                               KLEINWORT BENSON LIMITED, as
                                               Owner Participant, Agent and
                                               Lender

                                               By:
                                               Title:


                                               THE LONG-TERM CREDIT BANK OF
                                               JAPAN, LTD. CHICAGO BRANCH, as
                                               Lender

                                               By:
                                               Title: Vice President and Deputy
                                               General Manager
                                              (9)

                                               CREDIT LYONNAIS NEW YORK BRANCH,
                                               as successor to CREDIT LYONNAIS
                                               CAYMAN ISLAND BRANCH, as Lender


                                               By:
                                               Title:


                                               THE FUJI BANK, LIMITED, as Lender


                                               By:
                                               Title:



                                            IN  WITNESS  WHEREOF,   the  parties
                           hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                               MUSICLAND RETAIL, INC., as Lessee

                                               By:
                                               Title:


                                               FLEET  NATIONAL  BANK, not in its
                                               individual   capacity  except  as
                                               expressly   stated  herein,   but
                                               solely as Owner Trustee

                                               By:
                                               Title:


                                               KLEINWORT BENSON LIMITED. as
                                               Owner Participant,
                                               Agent and Lender

                                               By:
                                               Title:

                                               (10)

                                               THE LONG-TERM CREDIT BANK OF
                                               JAPAN, LTD.  CHICAGO
                                               BRANCH, as Lender

                                               By:
                                               Title:


                                               CREDIT LYONNAIS NEW YORK BRANCH
                                               as successor to CREDIT LYONNAIS
                                               CAYMAN ISLAND BRANCH, as Lender

                                               By: Alan Sidrune
                                               Title: First Vice President


                                               THE FUJI BANK, LIMITED, as Lender

                                               By:
                                               Title:






     Section 9. Headings, etc. The headings of the various Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     Section 10. Parties in Interest. Except as expressly provided herein, none of the provisions of this Amendment are intended for the benefit of any Person except the parties hereto, their successors and permitted assigns.

     Section 11. Governing Law; Jurisdiction; Waivers. The terms and provisions of Sections 8.8 and 8.13 of the Participation Agreement are incorporated herein by reference as though fully set forth herein.
                                      (11)

     Section 12. Participation Agreement. From and after the date hereof, all references in the Participation Agreement and each of the other Operative Documents shall be deemed to be references to the Participation Agreement after giving effect to this Amendment No. 1 and Waiver to Participation Agreement.




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            MUSICLAND RETAIL, INC., as Lessee

                                            By:
                                            Title:


                                            FLEET  NATIONAL  BANK,  not  in  its
                                            individual    capacity   except   as
                                            expressly stated herein,  but solely
                                            as Owner Trustee

                                            By:
                                            Title:


                                            KLEINWORT BENSON LIMITED, as Owner
                                            Participant, Agent and Lender

                                            By:
                                            Title:


                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LTD.  CHICAGO BRANCH, as Lender


                                            By:
                                            Title:

                                           (12)

                                            CREDIT LYONNAIS NEW YORK BRANCH, as
                                            successor to CREDIT LYONNAIS CAYMAN
                                            ISLAND BRANCH, as Lender

                                            By:
                                            Title:


                                            THE FUJI BANK, LIMITED, as Lender

                                            By: Tetsuo Kamatsu (K-219)
                                            Title: Joint General Manager